Rule 497(e)
                                                        Reg. No. 33-80784
                                                        File No. 811-8484

                           MENTOR INSTITUTIONAL TRUST

               (Mentor U.S. Government Cash Management Portfolio,
                    Mentor Intermediate Duration Portfolio,
  Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio)

             Supplement to the Statement of Additional Information
              dated March 11, 1996, as revised September 23, 1996

         Mentor Investment Advisors, LLC ("Mentor Advisors") acts as investment adviser of each of the Portfolios other than the Mentor Perpetual International Portfolio. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group"), which in turn is a subsidiary of Wheat First Butcher Singer, Inc. Mentor Investment Group serves as the administrator to the Portfolios. Mentor Distributors, LLC serves as the Portfolios' principal underwriter.

         Effective November 1, 1996, the Mentor Cash Management Portfolio changed its name to the Mentor U.S. Government Cash Management Portfolio. Beginning November 1, 1996, that Portfolio will invest only in U.S. Government securities and repurchase agreements with respect to such securities, as described in the current Prospectus for Institutional Class Shares of the Portfolios.


November 1, 1996

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                           MENTOR INSTITUTIONAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                       (Mentor Cash Management Portfolio,
                     Mentor Intermediate Duration Portfolio,
  Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio)

              March 11, 1996, as revised through September 23, 1996



         This Statement of Additional Information relates to Mentor Cash Management Portfolio, Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio (each a "Portfolio" and collectively the "Portfolios"). Each of the Portfolios is a series of shares of beneficial interest of Mentor Institutional Trust (the "Trust"). Each Portfolio currently offers one class of shares, except for the International Portfolio, which currently offers four classes of shares (Class A, Class B, Class D and Class E shares). This Statement is not a prospectus and should be read in conjunction with a prospectus of the Trust or any Portfolio of the Trust. A separate Statement of Additional Information relates to the SNAP Fund (the "SNAP Statement"). A copy of any prospectus or of the SNAP Statement can be obtained upon request made to Mentor Distributors, Inc., the Trust's distributor, at P.O. Box 1357, Richmond, Virginia 23286-0109, or calling Mentor Distributors at 1-(800) 869-6042.

                                TABLE OF CONTENTS

     CAPTION                                               PAGE
GENERAL  .....................................................2
INVESTMENT RESTRICTIONS.......................................2
CERTAIN INVESTMENT TECHNIQUES.................................4
MANAGEMENT OF THE TRUST......................................21
PRINCIPAL HOLDERS OF SECURITIES..............................24
INVESTMENT ADVISORY AND OTHER SERVICES.......................26
BROKERAGE....................................................28
DETERMINATION OF NET ASSET VALUE.............................31
TAX STATUS...................................................34
THE DISTRIBUTOR..............................................36
INDEPENDENT ACCOUNTANTS......................................37
CUSTODIAN....................................................37
PERFORMANCE INFORMATION......................................37
SHAREHOLDER LIABILITY........................................42
OFFICERS OF COMMONWEALTH.....................................42
OFFICER  ....................................................43
RATINGS  ....................................................44
FINANCIAL STATEMENTS.........................................47
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                                     GENERAL

         Mentor Institutional Trust (the "Trust") is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust.

         Commonwealth Investment Counsel, Inc. ("Commonwealth") serves as investment adviser to Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio, and Mentor Cash Management Portfolio; Mentor Perpetual Advisors, LLC serves as investment adviser to Mentor Perpetual International Portfolio. Mentor Investment Group, Inc. ("Mentor") serves as administrator to each of the Portfolios.

                             INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

         1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that Mentor Cash Management Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

         2.       Acquire more than 10% of the voting securities of any issuer.

         3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         5. Purchase or sell securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

         6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real

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                  estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         7. (All Portfolios other than Mentor Perpetual International Portfolio) Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

                  (Mentor Perpetual International Portfolio) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

         8. (All Portfolios other than Mentor Perpetual International Portfolio) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

         9. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

         10. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies or by entering into repurchase agreements.

         In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to:

         1. Invest in oil, gas, or other mineral leases, rights, or royalty contracts or in real estate (although the Portfolio may invest in securities of issuers that invest or deal in the foregoing types of assets or securities that are secured by or represent interests in real estate).

         2. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% (10% with

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                  respect to Mentor Cash Management Portfolio) of the
                  Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

         3. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition.

         4. Make short sales or purchase puts, calls, straddles, spreads, or any combination thereof (other than futures contracts, options on futures contracts or indices, and options on foreign currencies).

         5. Invest in securities of any issuer if, to the knowledge of the Portfolio, officers and Trustees of the Portfolio and officers and directors of Commonwealth who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objectives without shareholder approval.

         With respect to fundamental restriction 1, Mentor Cash Management Portfolio currently expects to invest in certificates of deposit, commercial paper, and banker's acceptances issued by issuers in the banking industry.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                          CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See "Investment objective(s) and

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policies" in the Trust's Prospectuses for a description of the investment techniques available to a particular Portfolio.

Forward Commitments

         A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

         Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

         A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. The investment adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

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When-Issued Securities

         A Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. A Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Collateralized mortgage obligations; other mortgage-related securities

         Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

         In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series in a pre-determined sequence.



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Zero-Coupon Securities

         Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zerocoupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

         Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a

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Portfolio is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirement.

         Options

         A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         Covered call options. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Covered put options. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option

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gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         Purchasing put and call options. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         A Portfolio may also purchase put and call options to enhance its current return.

         Options on foreign securities. The Trust may, on behalf of a Portfolio, purchase and sell options on foreign securities if in the opinion of its investment advisor the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

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         Risks involved in the sale of options. Options transactions involve certain risks, including the risks that a Portfolio's investment adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's investment adviser to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its investment adviser believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Portfolios' investment advisers may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

Futures Contracts

         In order to hedge against the effects of adverse market changes a Portfolio may buy and sell futures contracts. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").


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         Index Futures Contracts and Options. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or subindexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last

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trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         Margin Payments. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the value of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

         Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

         Hedging risks. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's investment adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the value of the underlying index and the Portfolio's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its investment adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's investment adviser may still not result in a successful hedging transaction over a very short time period.

         Other Risks. A Portfolio will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss, which may be unlimited.


Reverse Repurchase Agreements

         A Portfolio may enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         A Portfolio may also enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

Segregation of Assets

         A Portfolio may at times segregate assets in respect of certain transactions in which the Portfolio enters into a commitment to pay money or deliver securities at some future date (such as futures contracts or reverse repurchase agreements, to the extent not used for leverage). Any such segregated account will be maintained by the Trust's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.


Loans of Portfolio Securities

         A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. Cash collateral received by a Portfolio may be invested in any securities in which the Portfolio may invest consistent with its investment policies. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, its investment adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

Foreign Securities

         A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that a Portfolio's foreign investments are not United States dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

         In determining whether to invest in securities of foreign issuers, the investment advisor of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

Foreign Currency Transactions

         A Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Portfolio may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, a Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Settlement Procedures. Settlement procedures relating to a Portfolio's investments in foreign securities and to a Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in a Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

                             MANAGEMENT OF THE TRUST

         The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                                            Position Held               Principal Occupation
Name and Address                            with Portfolio              During Past 5 Years
Stanley F. Pauley                            Trustee                    Chairman and Chief Executive
                                                                        Officer, E.R. Carpenter Company
                                                                        Incorporated; Trustee, The Mentor
                                                                        Funds; Trustee, Cash Resource Trust.

Louis W. Moelchert, Jr.                      Trustee                    Vice President of Business and
                                                                        Finance, University of Richmond;
                                                                        Trustee, The Mentor Funds; Trustee,
                                                                        Cash Resource Trust.

Thomas F. Keller                             Trustee                    Dean, Fuqua School of Business,
                                                                        Duke University; Trustee, The Mentor
                                                                        Funds; Trustee, Cash Resource Trust.

Arnold H. Dreyfuss                           Trustee                    Retired.  Formerly, Chairman and
                                                                        Chief Executive Officer, Hamilton
                                                                        Beach/Proctor-Silex, Inc.; Trustee,
                                                                        The Mentor Funds; Trustee, Cash
                                                                        Resource Trust.


*Daniel J. Ludeman                           Chairman;                  Chairman and Chief Executive Officer
                                             Trustee                    since July 1991, Mentor Investment
                                                                        Group, Inc.; Managing Director of
                                                                        Wheat, First Securities, Inc. since
                                                                        August 1989; Managing Director of
                                                                        Wheat First Butcher Singer since June
                                                                        1991; Director, Wheat First Securities,
                                                                        Inc. and Mentor Income Fund, Inc.;
                                                                        Chairman and Trustee, The Mentor
                                                                        Funds; Chairman and Trustee, Cash
                                                                        Resource Trust.


                                      -22-






Troy A. Peery, Jr.                           Trustee                    President, Heilig-Meyers Company.
                                                                        Trustee, The Mentor Funds; Trustee,
                                                                        Cash Resource Trust.

Paul F. Costello                             President                  Managing Director, Mentor
                                                                        Investment Group, Inc. and Wheat
                                                                        First Butcher Singer; President,
                                                                        Mentor Income Fund, The Mentor
                                                                        Funds, and Cash Resource Trust;
                                                                        Executive Vice President and
                                                                        Chief Administrative Officer,
                                                                        America's Utility Fund, Inc.;
                                                                        Director, Mentor Perpetual
                                                                        Advisers, L.L.C. and Mentor Trust
                                                                        Company; formerly, Director,
                                                                        President and Chief Executive
                                                                        Officer, First Variable Life
                                                                        Insurance Company; President and
                                                                        Chief Financial Officer, Variable
                                                                        Investors Series Trust; President and
                                                                        Treasurer, Atlantic Capital & Research,
                                                                        Inc.; Vice President and Treasurer,
                                                                        Variable Stock Portfolio, Inc., Monarch
                                                                        Investment Series Trust, and GEICO Tax
                                                                        Advantage Series Trust; Vice President,
                                                                        Monarch Life Insurance Company, GEICO
                                                                        Investment Services Company, Inc., Monarch
                                                                        Investment Services Company, Inc., and Springfield
                                                                        Life Insurance Company.

Terry L. Perkins                             Treasurer                  Vice President, Mentor Investment
                                                                        Group, Inc.; Treasurer, Cash Resource Trust,
                                                                        Mentor Income Fund Inc., The Mentor Funds,
                                                                        and America's Utility Fund, Inc.;
                                                                        formerly, Treasurer and Comptroller,
                                                                        Ryland Capital Management, Inc.


                                                        -23-






Michael Wade                                 Assistant Treasurer        Associate Vice President, Mentor Investment Group,
                                                                        Inc. since April 1994; Assistant Treasurer, Cash
                                                                        Resource Trust, Mentor Income Fund, Inc., The Mentor
                                                                        Funds, and America's Utility Fund, Inc.; formerly,
                                                                        Senior Accountant, Wheat First Butcher Singer, Inc.,
                                                                        April 1993 through March 1994; Audit Senior, BDO
                                                                        Seidman, July 1989 through March 1993.

John M. Ivan                                 Clerk                      Managing Director since October 1992,
                                                                        Director of Compliance since October 1992,
                                                                        Senior Vice President from 1990 to October
                                                                        1992, and Assistant General Counsel
                                                                        since 1985, Wheat, First Securities, Inc.;
                                                                        Clerk, Cash Resource Trust; Secretary, The
                                                                        Mentor Funds.

         The table below shows the fees paid to each Trustee by the Trust for the 1995 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1995 calendar year.

                                                                                Total compensation
                                    Aggregate compensation                              from all
Trustees                                    from the Trust                          complex funds
---------                           -----------------------                     -------------------
Daniel J. Ludeman                                $    0                               $         0
Arnold H. Dreyfuss                                  200                                    17,200
Thomas F. Keller                                    200                                    14,700
Louis W. Moelchert, Jr.                             200                                    16,700
Stanley F. Pauley                                   150                                    16,675
Troy A. Peery, Jr.                                  150                                    16,175

-------------

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of June 1, 1996, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficiary more than 5% of the outstanding shares of any Portfolio as of that date, except the following:

            Shareholder                              Percentage                    Shares
            -----------                              -----------                   ------
Cash Management Portfolio:

         Farmers Telephone Coop Inc.                     6.08%                      5,997,964
         PO Box 588
         Kingstree, SC  29556-0588

         Larry Ross                                       9.9%                      9,762,629
         JoAnn Ross JT WROS
         259 College Street
         Washington, PA   15301

         Roanoke County Resource Authority               5.30%                      5,223,311
         P.O. Box 21009
         Roanoke, VA  24018-0533

         Spotsylvania County                             5.77%                      5,690,116
         Attn: Larry Pritchett
         P.O. Box 65
         Spotsylvania, VA  22553-0065

         Stafford County                                 5.93%                      5,851,836
         P.O. Box 68
         Stafford, VA  22555-0068



                                                        -25-






Intermediate Duration Portfolio:

         Wheat First FBO                                74.09%                        740,938
         NationsBank
         C/F McGuire Woods & Battle
         Pens Plan U/A DTD 8/25/94
         Attn: C. Singleton
         1801 K Street NW
         Washington, DC  20006-1301

         Longwood College FDN Inc                       18.77%                        186,568
         201 High Street
         Farmville, VA  23909-1600


Fixed-Income Portfolio:

         Wheat First Butcher Singer                      5.74%                        149,977
         Eastern VA Restricted
         Beth Shalom Home of Virginia
         P.O. Box 29331
         Richmond, VA   23242

International Portfolio (Class D):

         Crestar Bank TTEE                              58.82%                        400,000
         Carpenter Co PSP
         UA DTD 6/30/74
         P.O. Box 26665
         Richmond, VA   23261

         Wachovia Bank TTEE                             41.18%                        280,000
         Helig-Meyers PSP
         Settlement Section M31051
         P.O. Box 3075
         Winston-Salem, NC   27102

SNAP Fund:

         City of Chesapeake                             24.33%                    241,939,283
         P.O. Box 15245
         Chesapeake, VA  23320

                                                        -26-






         Commonwealth of Virginia                       10.72%                    106,633,884
         Department of the Treasury
         P.O. Box 1879
         Richmond, VA   23215

         Big Stone Gap                                   6.47%                     64,364,870
         Redevelopment and
           Housing Authority
         P. O. Box 536
         Big Stone Gap, VA   24219

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Each of Commonwealth and Mentor Perpetual act as investment advisers to the respective Portfolios pursuant to Management Contracts with the Trust. Mentor Investment Group acts as administrator to each of the Portfolios pursuant to an Administration Agreement with the Trust. Subject to the supervision and direction of the Trustees, each investment adviser manages a Portfolio's portfolio in accordance with the stated policies of that Portfolio and of the Trust. The investment advisers make investment decisions for the Portfolios and place the purchase and sale orders for portfolio transactions. Mentor furnishes each of the Portfolios with certain statistical and research data, clerical help, and certain accounting, data processing, and other services required by the Portfolios, assists in preparation of certain reports to shareholders of the Portfolios, tax returns, and filings with the SEC and state Blue Sky authorities, and generally assists in all aspects of the Portfolios' operations. Each investment adviser and Mentor bear all their expenses in connection with the performance of their services. In addition, the investment advisers and Mentor pay the salaries of all officers and employees who are employed by them and the Trust.

         The investment advisers provide the Portfolios with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Portfolios and for the other investment advisory clients of an investment adviser and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the investment adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the Treasury area of Wheat First Butcher Singer handles purchases and sales under guidelines approved by investment officers of the Trust. The investment advisers employ professional staffs of portfolio managers who draw upon a variety of resources, including Wheat for research information for their respective Portfolios.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

         Under its Management Contract dated May 15, 1996, Mentor International Portfolio pays a quarterly fee to Mentor Perpetual Advisors, LLC based on the average net assets of that Portfolio, as determined at the close of each business day during the quarter at the annual rate of 1.00% of average net assets.

         Each of the Management Contracts and the Administration Agreement is subject to annual approval (commencing in 1996 for Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio, and Mentor Cash Management Portfolio and commencing in 1997 for Mentor Perpetual International Portfolio) by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the investment adviser in question, or Mentor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the investment adviser. The Administration Agreement is terminable without penalty, immediately upon notice, by the Trustees or by vote of the holders of a majority of the affected Portfolio's shares, and on not less than thirty days' notice by Mentor. Each of the Agreements will terminate automatically in the event of its assignment.

         The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to the International Portfolio's Class A, Class B shares, and Class E shares. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements with the International Portfolio to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of the International Portfolio. In return for providing these support services, a financial institution may receive payments from the Portfolio at a rate not exceeding .25% of the average daily net assets of the Class A, Class B shares, and Class E shares of the International Portfolio owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the International Portfolio and its shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the International Portfolio; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the International Portfolio reasonably requests. The Plan (and any agreement entered into pursuant to the Plan) may be terminated with respect to a particular class at any time by (i) a vote of the majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act), (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular class, or (iii) Mentor Distributors on 60 days notice.

         In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser and/or Mentor, or affiliates thereof, for providing administrative support services to holders of Class A, Class B, and Class E shares of the International Portfolio. These payments will be made directly by the investment adviser, a sub-adviser, and/or Mentor, as applicable, and will not be made from the assets of the International Portfolio.

                                    BROKERAGE

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of portfolio securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment advisers receive brokerage and research services and other similar services from many broker-dealers with which they place the Portfolios' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment advisers' managers and analysts. Where the services referred to above are not used exclusively by an investment adviser for research purposes, the investment adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to an investment adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

         The investment advisers place all orders for the purchase and sale of portfolio investments for the Portfolios and buy and sell investments for the Portfolios through a substantial number of brokers and dealers. The investment advisers seek the best overall terms available for the Portfolios, except to the extent they may be permitted to pay higher brokerage commissions as described below. In doing so, an investment adviser, having in mind a Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by the Management Contracts, the investment advisers may cause the Portfolios to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to them an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment advisers' authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The investment advisers do not currently intend to cause a Portfolio to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the investment advisers will use their best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, the investment advisers may consider sales of shares of a Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat in over-the-counter securities in which Wheat makes a market.

         Under rules adopted by the SEC, Wheat may not execute transactions for a Portfolio on the floor of any national securities exchange, but may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with Wheat. Wheat will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio. The Trust has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

                        DETERMINATION OF NET ASSET VALUE

         The Trust determines net asset value per share of the Portfolios each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

         Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio. In respect of Mentor Intermediate Duration Portfolio, Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio, securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or a Portfolio's investment adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Portfolio outstanding.

         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutionalsize trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, its investment adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

         Mentor Cash Management Portfolio only. The valuation of Mentor Cash Management Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of the Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the

Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Portfolio in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Portfolio's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Portfolio determined at any time is a negative amount, the Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Portfolio.

         Should the Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                   TAX STATUS

         Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a series of Massachusetts business trust, a Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

         In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Portfolio so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Portfolio during October, November, or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.

         Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

         Each Portfolio is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Portfolio shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Portfolio is notified that the shareholder has under reported income in the past, or who fails to certify to a Portfolio that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.

         Foreign currency-denominated securities and related hedging transactions (Mentor Perpetual International Portfolio only). Mentor Perpetual International Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         If more than 50% of the Portfolio's assets at year end consists of the debt and equity securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Investment by the Portfolio in certain "passive foreign investment companies" could subject the Portfolio to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S.

federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                                 THE DISTRIBUTOR

         Mentor Distributors, Inc. ("Mentor Distributors") is the Trust's distributor and service agent and is a wholly-owned subsidiary of Wheat First Butcher Singer. Mentor Distributors is acting on a best efforts basis in the continuous offering of the Trust's shares.

         The International Portfolio makes payments to Mentor Distributors in accordance with its Distribution Plan in respect of its Class B shares adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

         Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Portfolio and who have no direct or indirect interest in the Plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Qualified Trustees. The Plan may not be amended in order to increase materially the costs which the Portfolio may bear for distribution pursuant to such Plan without also being approved by a majority of the outstanding Class B shares of the Portfolio. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding Class B shares of the Portfolio.

         If Plan payments are made to reimburse Mentor Distributors for payments to dealers based on the average net asset value of Portfolio shares attributable to shareholders for whom the dealers are designated as the dealer of record, "average net asset value" attributable to a shareholder account means the product of (i) the Portfolio's average daily share balance of the account and
(ii) the Portfolio's average daily net asset value per share (or the average daily net asset value per share of the class, if applicable). For administrative reasons, Mentor Distributors may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter.

         Financial institutions receiving payments from Mentor Distributors as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

                             INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Portfolio's independent auditors, providing audit services, tax return review, and other tax consulting services.

                                    CUSTODIAN

         The custodian of the Portfolios, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Richmond, Virginia 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

                             PERFORMANCE INFORMATION

         Mentor Intermediate Duration Portfolio , Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio. With respect to Mentor Intermediate Duration Portfolio, Mentor Fixed Income Portfolio and Mentor Perpetual International Portfolio, total return is determined by calculating the actual investment return on a $1,000 investment in the Portfolio at the beginning of the applicable period, and, if applicable, at the maximum public offering price for Class A shares, and net asset value for other classes of shares. Total return may also be presented for other periods. Total return calculations assume deduction of a Portfolio's maximum front-end or contingent deferred sales charge, if applicable, and reinvestment of all Portfolio distributions at net asset value on their respective investment dates. The cumulative total return for the life of Mentor Intermediate Duration Portfolio (commencement of operations - December 19, 1994) and Mentor Fixed-Income Portfolio (commencement of operations December 6, 1994) through October 31, 1995 was 12.38 % and 15.90%, respectively. No shares of Mentor Perpetual International Portfolio were outstanding during this period.

         Each Portfolio's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares, if applicable, and net asset value per share for all other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for Mentor Intermediate Duration and Mentor Fixed-Income Portfolio for the thirty-day period ended October 31, 1995 was 6.30% and

6.36%, respectively. No shares of Mentor Perpetual International Portfolio were outstanding during this period.

         Mentor Cash Management Portfolio only. The yield of Mentor Cash Management Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         Based on the seven-day period ended October 31, 1995, Mentor Cash Management Portfolio's yield was 5.96% and its effective yield was 5.79%.



         Total return or yield may be presented for other periods or without giving effect to any front-end or contingent deferred sales charge. Any quotation of total return or yield not reflecting such sales charges would be reduced if such sales charges were reflected.

         All data for each of the Portfolios are based on past performance and do not predict future results.

         Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3- year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals

         (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3- year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon
         K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a fivepoint system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                              SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                            OFFICERS OF COMMONWEALTH

W. Hance West, Jr., CFA       Managing Director, Total Return Portfolio Manager
Mr. West has eight years of investment management experience. Mr. West serves as co- manager for the Mentor Income Fund (formerly RAC Income Fund), a $130 million closed- end bond fund. He holds his undergraduate degree in accounting from Virginia Polytechnic Institute and his graduate degree in business from University of Rochester.

P. Michael Jones, CFA         Managing Director, Income Portfolio Manager Mr.
Jones has ten years of investment management experience. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He earned his undergraduate degree from the College of William and Mary.

Steven C. Henderson           Associate Vice President, Income Portfolio Manager
Mr. Henderson has six years of investment management experience. He has an undergraduate degree from the University of Richmond and a masters in business administration from George Washington University.

Stephen R. McClelland         Vice President, Total Return Portfolio Manager

Mr. McClelland has five years of investment management experience, all of which have been at Commonwealth. He is a Certified Public Accountant and received his undergraduate degree in accounting from Iowa State University and his graduate business degree from Virginia Commonwealth University.

Keith Wantling                Associate Vice President, Senior Research Analyst
Mr. Wantling has four years of experience. Mr. Wantling performs analysis and screening for credit sensitive private label mortgage-backed securities and directs the firm's portfolio analysis effort. He holds his undergraduate degree in accounting information systems from Virginia Polytechnic Institute.

R. Preston Nuttall, CFA       Managing Director, Director of Cash Management and
Portfolio Manager Mr. Nuttall has more than thirty years of investment management experience. Prior to Commonwealth, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

Hubert R. White III Vice President, Portfolio Manager Mr. White has eleven years of investment management experience. Prior to joining Commonwealth, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

Kathryn T. Allen              Vice President, Portfolio Manager Ms. Allen has
fourteen years of investment management experience and specializes in tax-free trades. Prior to joining Commonwealth, Ms. Allen was portfolio group manager at PNC Institutional Management Corporation. She has her undergraduate degree in commerce and business administration from the University of Alabama.

                           OFFICER OF MENTOR PERPETUAL

Rod Smyth                  Managing Director, Mentor Perpetual Mr. Smyth,
Managing Director of Mentor Perpetual, is responsible for overseeing the investments and day-to-day operations of the Mentor Perpetual joint venture. From his office in Richmond, Virginia he is the primary contact for marketing and client service for the joint venture. Mr. Smyth has 12 years of investment experience, including positions as market strategist (two years), portfolio manager (five years) and institutional salesperson (five years). His previous employers include Baring Securities, Ulster Bank Investment Managers, Citicorp Scrimgeour Vickers, and Nomura International. He holds an M.A. in economics, with honors, from Dundee University.

                                     RATINGS

         The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

         o         liquidity ratios are adequate to meet cash requirements;

         o         long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o         the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o         evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o         liquidity;

         o         amount and quality of long-term debt;

         o        trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                              FINANCIAL STATEMENTS

MENTOR CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                   Percent of      Principal
                                                                   Net Assets       Amount           Value

BANK NOTE                                                             4.29%
  Harris Trust, 5.75%, 11/30/95                                                   $ 3,000,000     $ 3,000,000

BANKERS ACCEPTANCES                                                  22.81%
  Chase Manhattan Bank, 5.70%, 12/29/95                                             1,058,874       1,049,150
  Citibank, 5.72%, 11/10/95                                                         2,000,000       1,997,140
  Corestates Bank, 5.57%-5.62%, 2/20/96-2/23/96                                     2,000,000       1,965,029
  Credit Suisse New York, 5.66%, 11/14/95                                           2,000,000       1,995,912
  Mellon Bank, 5.71%-5.72%, 11/13/95-1/26/96                                        3,470,310       3,442,407
  Nationsbank, 5.70%-5.75%, 2/23/96-3/20/96                                         3,000,000       2,940,245
  State Street Bank & Trust Company, 5.63%, 1/30/96                                 2,616,492       2,579,665
  Total Bankers Acceptances                                                                        15,969,548

COMMERCIAL PAPER                                                     28.45%
  ABN-Amro North America Finance, Inc.,
     5.55%, 2/21/96                                                                 2,000,000       1,965,467
  Associates Corporation of North America,
     5.71%, 11/28/95                                                                2,000,000       1,991,435
  CS First Boston, 5.65%-5.71%, 11/9/95-1/18/96                                     2,000,000       1,986,489
  Electronic Data Systems Corporation, 5.72%, 1/30/96                               2,000,000       1,971,400
  Internationale Nederlanden Funding Corporation, 5.72%,
     11/22/95                                                                       3,000,000       2,989,990
  Merrill Lynch & Company, Inc., 5.58%, 3/8/96                                      2,000,000       1,960,320
  Morgan Stanley Group, Inc., 5.60%-5.73%,
     12/20/95-1/25/96                                                               3,000,000       2,971,227
  National Rural Utilities Cooperative
     Finance Corporation, 5.70%, 11/2/95                                            2,000,000       1,999,683
  Rincon Securities, Inc., 5.70%-5.72%,
     12/15/95-1/12/96                                                               2,100,000       2,080,910
Total Commercial Paper                                                                             19,916,921

U.S. GOVERNMENT AGENCIES                                              8.57%
  Federal Home Loan Bank, 5.17%, 11/6/95                                            2,000,000       1,999,688
  Student Loan Market Association, 5.00%-5.75%,
     8/9/96-8/4/97 (a)                                                              4,000,000       3,998,434
Total U.S. Government Agencies                                                                      5,998,122

MENTOR CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                   Percent of      Principal
                                                                   Net Assets       Amount           Value

REPURCHASE AGREEMENTS                                                35.67%
  Goldman, Sachs & Company
     Dated 10/31/95, 5.90%, due 11/1/95, collateralized by
     $9,984,748 Federal Home Loan Mortgage Corporation, 7.50%,
     1/1/00                                                                       $ 9,968,182     $ 9,968,182

  Nationsbank Corporation
     Dated 10/31/95, 5.85%, due 11/1/95, collateralized by
     $13,900,000 U.S. Treasury Note, 7.75%, 11/30/99                               15,000,000      15,000,000
Total Repurchase Agreements                                                                        24,968,182

TOTAL INVESTMENTS (COST $69,852,773)                                 99.79%                        69,852,773

OTHER ASSETS LESS LIABILITIES                                         0.21%                           144,206

NET ASSETS                                                          100.00%                       $69,996,979

(a) Floating Rate Securities -- The rates shown are the effective rates at October 31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INTERMEDIATE DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                   Percent of      Principal        Market
                                                                   Net Assets       Amount           Value

U.S. GOVERNMENT AND AGENCY SECURITIES                                 63.22%
  Federal Home Loan Mortgage Corporation,
     10.50%, 2/1/03                                                               $   433,265     $   459,465
  Federal National Mortgage Association,
     11.00%, 7/1/01                                                                   304,204         321,221
  Government National Mortgage Association,
     6.50%, 9/1/25, TBA*                                                              550,000         533,841
  U.S. Treasury Note, 7.50%, 1/31/97                                                  500,000         511,245
  U.S. Treasury Note, 7.38%, 11/15/97                                                 700,000         722,911
  U.S. Treasury Note, 5.50%, 2/28/99                                                2,100,000       2,085,342
  U.S. Treasury Note, 7.50%, 11/15/01**                                             1,600,000       1,729,920
  U.S. Treasury Note, 6.25%, 2/15/03                                                  250,000         254,342
  U.S. Treasury Note, 7.25%, 5/15/04                                                  875,000         946,654
Total U.S. Government and Agency Securities
  (cost $7,433,645)                                                                                 7,564,941

CORPORATE BONDS                                                       20.96%
  Abbey National PLC, 6.69%, 10/17/05                                                 200,000         200,560
  Developers Diversified Realty, 7.63%, 5/15/00                                       250,000         251,830
  Lehman Brothers, Inc., 9.88%, 10/15/00                                              525,000         591,958
  Limited, Inc., 8.88%, 8/15/99                                                       125,000         135,095
  Occidental Petroleum, 8.75%, 2/14/03                                                300,000         314,133
  Salomon, Inc., MTN, 9.75%, 7/15/97                                                  300,000         314,355
  Salomon, Inc., 6.00%, 1/12/98                                                       250,000         245,530
  Service Corporation International, 6.88%, 10/1/07                                   200,000         200,718
  Travelers, Inc., 6.88%, 6/1/25                                                      250,000         254,073
Total Corporate Bonds (cost $2,483,538)                                                             2,508,252

MENTOR INTERMEDIATE DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                   Percent of      Principal        Market
                                                                   Net Assets       Amount           Value

SHORT-TERM INVESTMENT                                                 17.17%
REPURCHASE AGREEMENT
  Nationsbank Corporation
     Dated 10/31/95, 5.85%, due 11/1/95, collateralized
     by $1,900,000 U.S. Treasury Note, 7.75%,
     11/30/99 (cost $2,053,656)                                                   $ 2,053,656     $ 2,053,656

TOTAL INVESTMENTS (COST $11,970,839)                                 101.35%                       12,126,849

OTHER ASSETS LESS LIABILITIES                                         (1.35%)                        (161,052)

NET ASSETS                                                           100.00%                      $11,965,797

* At October 31, 1995 cost of securities purchased on a when-issued basis totaled $536,418.

** $1,600,000 principal amount of this security has been segregated for a commitment to purchase when-issued securities at October 31, 1995.

MTN - Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                   Percent of     Principal        Market
                                                                   Net Assets       Amount          Value

U.S. GOVERNMENT AND AGENCY SECURITIES                                 56.39%
  Federal Home Loan Mortgage Corporation,
     10.50%, 2/1/03                                                               $  433,265     $   459,465
  Federal National Mortgage Association,
     11.00%, 7/1/01                                                                  437,756         462,245
  Government National Mortgage Association,
     6.50%, 9/1/25, TBA*                                                           1,650,000       1,601,523
  U.S. Treasury Note, 5.50%, 2/28/99                                               3,000,000       2,979,060
  U.S. Treasury Note, 5.63%, 6/30/97                                               3,000,000       2,999,970
  U.S. Treasury Note, 6.13%, 7/31/00                                                 500,000         506,090
  U.S. Treasury Note, 7.50%, 5/15/02                                               1,000,000       1,086,220
  U.S. Treasury Note, 6.25%, 2/15/03                                               1,100,000       1,119,107
  U.S. Treasury Note, 7.25%, 5/15/04                                               1,200,000       1,298,268
  U.S. Treasury Bond, 7.13%, 2/15/23**                                             2,450,000       2,669,152
  U.S. Treasury Bond, 7.50%, 11/15/24**                                            2,760,000       3,152,362
  U.S. Treasury Bond, 7.63%, 2/15/25                                                 750,000         870,292
Total U.S. Government and Agency Securities
  (cost $18,247,812)                                                                              19,203,754

CORPORATE BONDS                                                       28.55%
  Abbey National PLC, 6.69%, 10/17/05                                                800,000         802,240
  Developers Diversified Realty, 7.63%, 5/15/00                                      750,000         755,490
  Lehman Brothers, Inc., 9.88%, 10/15/00                                           1,475,000       1,663,122
  Limited, Inc., 8.88%, 8/15/99                                                      375,000         405,285
  Lockheed Martin Corporation, 9.38%, 10/15/99                                     1,000,000       1,108,670
  Nationsbank, 9.38%, 9/15/09                                                        750,000         906,232
  Occidental Petroleum, 8.75%, 2/14/03                                             1,000,000       1,047,110
  Salomon, Inc., MTN, 9.75%, 7/15/97                                                 700,000         733,495
  Salomon, Inc., 6.00%, 1/12/98                                                      750,000         736,590
  Service Corporation International, 6.88%, 10/1/07                                  800,000         802,872
  Travelers, Inc., 6.88%, 6/1/25                                                     750,000         762,218
Total Corporate Bonds (cost $9,631,873)                                                            9,723,324

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995

                                                                   Percent of     Principal        Market
                                                                   Net Assets       Amount          Value

SHORT-TERM INVESTMENT                                                 18.40%
REPURCHASE AGREEMENT
  Nationsbank Corporation
     Dated 10/31/95, 5.85%, due 11/1/95, collateralized by
     $5,800,000 U.S. Treasury Note, 7.75%, 11/30/99 (cost
     $6,265,720)                                                                  $6,265,720     $ 6,265,720

TOTAL INVESTMENTS (COST $34,145,405)                                 103.34%                      35,192,798

OTHER ASSETS LESS LIABILITIES                                         (3.34%)                     (1,139,339)

NET ASSETS                                                           100.00%                     $34,053,459

* At October 31, 1995 cost of securities purchased on a when-issued basis totaled $1,609,254.

** $5,210,000 principal amount of these securities have been segregated for a commitment to purchase when-issued securities at October 31, 1995.

   MTN - Medium Term Note

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

                                                            Mentor           Mentor             Mentor
                                                             Cash         Intermediate          Fixed-
                                                          Management        Duration            Income
                                                           Portfolio       Portfolio           Portfolio

ASSETS
  Investments, at market value * (Note 2)
     Investment securities                                $44,884,591     $ 10,073,193        $28,927,078
     Repurchase agreements                                 24,968,182        2,053,656          6,265,720
     Total investments                                     69,852,773       12,126,849         35,192,798
  Receivables
     Interest                                                 112,548          198,625            470,263
     Fund shares sold                                           9,579          170,000            155,533
     Due from management company (Note 4)                      35,983            9,702             26,135
  Deferred expenses (Note 2)                                   27,367            5,362             27,048
     Total assets                                          70,038,250       12,510,538         35,871,777

LIABILITIES
  Payables
     Investments purchased                                         -           536,418          1,609,254
     Fund shares redeemed                                       5,097                -            189,408
     Dividends                                                 11,131                -                  -
  Accrued expenses and other liabilities                       25,043            8,323             19,656
     Total liabilities                                         41,271          544,741          1,818,318
NET ASSETS                                                $69,996,979     $ 11,965,797        $34,053,459

Net Assets represented by:
  Additional paid-in capital                              $69,996,979     $ 11,278,113        $31,480,542
  Undistributed net investment income                              -            54,440            172,353
  Undistributed realized gain on investment
     transactions                                                  -           477,234          1,353,171
  Net unrealized appreciation of investments                       -           156,010          1,047,393
     Net Assets                                           $69,996,979     $ 11,965,797        $34,053,459

     Shares Outstanding                                    69,996,979          898,741          2,484,138
NET ASSET VALUE PER SHARE                                 $      1.00     $      13.31        $     13.71

* Investments at cost $69,852,773, $11,970,839 and $34,145,405 respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF OPERATIONS
PERIOD ENDED OCTOBER 31, 1995

                                                            Mentor          Mentor              Mentor
                                                             Cash        Intermediate           Fixed-
                                                          Management       Duration             Income
                                                          Portfolio*     Portfolio**         Portfolio***

INVESTMENT INCOME
  Interest (Note 2)                                       $2,439,036      $  668,347          $1,797,962

EXPENSES
  Transfer agent fees                                        42,539           10,464              25,942
  Custodian fees                                             14,749           10,158              16,836
  Organizational expenses (Note 2)                            6,857            1,347               6,779
  Audit fees                                                  6,762            1,356               3,555
  Shareholder reports and postage expenses                    3,977              895               2,222
  Legal fees                                                  3,395              800               2,345
  Registration expenses                                       1,122              255                 646
  Directors' fees and expenses                                  441              130                 329
     Total expenses                                          79,842           25,405              58,654
Deduct
  Reimbursement of expenses by management
     company (Note 4)                                        63,607           20,703              45,996
Net expenses                                                 16,235            4,702              12,658
Net investment income                                     2,422,801          663,645           1,785,304

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments (Note 2)                       -          468,099           1,341,178
  Change in unrealized appreciation of investments                -          156,010           1,047,393
     Net realized and unrealized gain on investments              -          624,109           2,388,571
Net increase in net assets resulting from operations      $2,422,801      $1,287,754          $4,173,875

* For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

** For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

*** For the period from December 6, 1994 (commencement of operations) to October
    31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Mentor        Mentor            Mentor
                                                                   Cash       Intermediate        Fixed-
                                                                Management     Duration           Income
Period Ended October 31, 1995                                   Portfolio*    Portfolio**      Portfolio***

INCREASE IN NET ASSETS
OPERATIONS
  Net investment income                                        $  2,422,801   $  663,645       $  1,785,304
  Net realized gain on investments                                        -      468,099          1,341,178
  Change in net unrealized appreciation of investments                    -      156,010          1,047,393
       Increase in net assets from operations                     2,422,801    1,287,754          4,173,875

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                          (2,422,801)    (600,070)        (1,600,958)

CAPITAL SHARE TRANSACTIONS (NOTE 7)
  Net proceeds from sale of shares                              137,216,173   10,710,006         34,992,343
  Reinvested distributions                                        2,407,807      599,637          1,600,958
  Cost of shares redeemed                                       (69,627,001)     (31,530)        (5,112,759)
     Change in net assets from capital share transactions        69,996,979   11,278,113         31,480,542

Increase in net assets                                           69,996,979   11,965,797         34,053,459

NET ASSETS
  Beginning of period                                                     -            -                  -
  End of period                                                $ 69,996,979   $11,965,797      $ 34,053,459

* For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

** For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

*** For the period from December 6, 1994 (commencement of operations) to October
    31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS

                                                Mentor            Mentor              Mentor
                                                 Cash          Intermediate           Fixed-
                                              Management         Duration             Income
Period Ended October 31, 1995                 Portfolio*        Portfolio**        Portfolio***

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD         $     1.00        $    12.50         $12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                            0.05              0.78           0.81
  Net realized and unrealized gain on
     investments                                      -              0.74           1.14
  Total from investment operations                 0.05              1.52           1.95

LESS DISTRIBUTIONS
  Dividends from income                           (0.05)            (0.71)         (0.74)

NET ASSET VALUE, END OF PERIOD               $     1.00        $    13.31         $13.71

Total Return                                       5.06%            12.38%         15.90%

Ratios / Supplemental Data

Net assets, end of period (in thousands)     $   69,997        $   11,966         $34,053

Ratio of expenses to average net assets            0.04%(a)          0.05%(a)        0.05%(a)

Ratio of expenses to average net assets
  excluding waiver                                 0.18%(a)          0.25%(a)        0.22%(a)

Ratio of net investment income to average
  net assets                                       5.56%(a)          6.52%(a)        6.75%(a)

Portfolio turnover rate                               -               307%            302%

(a)  Annualized.

* For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

** For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

*** For the period from December 6, 1994 (commencement of operations) to October
    31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995

NOTE 1: ORGANIZATION
Mentor Institutional Trust, formerly IMG Institutional Trust, was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On June 27, 1995, the name of the the Trust was changed to Mentor Institutional Trust ("Trust"). The Trust consists of four separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at October 31, 1995. These financial statements include the following
Portfolios:

    Mentor Cash Management Portfolio
    ("Cash Management Portfolio")

    Mentor Intermediate Duration Portfolio
    ("Intermediate Duration Portfolio")

    Mentor Fixed-Income Portfolio
    ("Fixed-Income Portfolio")

The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios:

A. Valuation of Securities

Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

U.S. Government obligations held by the Intermediate Duration Portfolio and the Fixed-Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers reviewed by the Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

B. Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

C. Security Transactions and Interest Income

Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

D. Expenses

Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Trust expenses are allocated among the Portfolios in proportion to their relative net assets.

E. Federal Taxes

No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within allowable time limit substantially all taxable income and realized capital gains.

F. When-Issued and Delayed Delivery Transactions

The Fixed-Income Portfolio and Intermediate-Duration Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

G. Deferred Expenses

Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

H. Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferral of wash sales.

NOTE 3: DIVIDENDS
Dividends will be declared daily and paid monthly by the Cash Management Portfolio. Dividends are declared and paid quarterly by the Fixed-Income Portfolio and Intermediate Duration Portfolio. Capital gains realized by each Portfolio, if any, will be distributed annually.

NOTE 4: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
Each Portfolio has entered into an Investment Management Agreement with Commonwealth Investment Counsel, Inc. ("Commonwealth") to provide investment advisory services to each of the Portfolios. Commonwealth receives no compensation for its services. Commonwealth is a wholly-owned subsidiary of Mentor Investment Group, Inc. (formerly Investment Management Group, Inc.), which is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc.

In order to limit the annual operating expenses of the Portfolios, Commonwealth may bear certain expenses incurred in connection with the operation of the Portfolios. For the period ended October 31, 1995 Commonwealth bore expenses of $63,607, $20,703 and $45,996 respectively, for the Cash Management Portfolio, Intermediate Duration Portfolio and Fixed-Income Portfolio.

Mentor Investment Group, Inc. ("Mentor") provides administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor receives no compensation for such services.

NOTE 5: INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments), for the period ended October 31, 1995, were as follows:

Portfolio                  Purchases          Sales

Cash Management                      -               -
Intermediate Duration     $ 40,537,215     $30,926,612
Fixed-Income               108,125,131      81,374,809


NOTE 6: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $69,852,773 for the Cash Management, $11,970,839 for the Intermediate Duration and $34,145,844 for the Fixed-Income at October 31, 1995. Gross unrealized appreciation and depreciation of investments at October 31, 1995 were as follows:

                             Gross            Gross             Net
                           Unrealized       Unrealized       Unrealized
Portfolio                 Appreciation     Depreciation     Appreciation

Cash Management                     -              -                  -
Intermediate Duration      $  156,945         $  935         $  156,010
Fixed-Income                1,048,299          1,345          1,046,954


NOTE 7: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                              Mentor Cash
                                                          Management Portfolio
                                                              Period Ended
                                                                10/31/95*

Shares sold                                                    137,216,173
Shares issued upon reinvestment of distributions                 2,407,807
Shares redeemed                                                (69,627,001)
Change in net assets from capital share transactions            69,996,979

                                                        Mentor Intermediate
                                                        Duration Portfolio
                                                           Period Ended
                                                            10/31/95**

Shares sold                                                  855,389
Shares issued upon reinvestment of distributions              45,840
Shares redeemed                                               (2,488)
Change in net assets from capital
  share transactions                                         898,741

                                                       Mentor Fixed-Income
                                                            Portfolio
                                                           Period Ended
                                                            10/31/95***

Shares sold                                                 2,759,545
Shares issued upon reinvestment of distributions              120,672
Shares redeemed                                              (396,079)
Change in net assets from capital
  share transactions                                        2,484,138

* For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

** For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

*** For the period from December 6, 1994 (commencement of operations) to October
    31, 1995.

MENTOR INSTITUTIONAL TRUST
INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
MENTOR INSTITUTIONAL TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Cash Management Portfolio, Intermediate Duration Portfolio and Fixed Income Portfolio, portfolios of Mentor Institutional Trust (the Trust) as of October 31, 1995 and the related statements of operations, statements of changes in net assets and financial highlights for the period from December 5, 1994 (commencement of operations) to October 31, 1995 for the Cash Management Portfolio, for the period from December 19, 1994 (commencement of operations) to October 31, 1995 for the Intermediate Duration Portfolio and for the period from December 6, 1994 (commencement of operations) to October 31, 1995 for the Fixed-Income Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Portfolio, Intermediate Duration Portfolio and Fixed Income Portfolio, portfolios of Mentor Institutional Trust as of October 31, 1995, and the results of their operations, the changes in their net assets and their financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.

                                /s/ KPMG PEAT MARWICK LLP
                                    KPMG PEAT MARWICK LLP

Boston, Massachusetts
December 8, 1995